                          AMERICAN EXPLORATION COMPANY

                               POWER OF ATTORNEY




         WHEREAS, AMERICAN EXPLORATION COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-1, or on any other appropriate form under the Securities Act, in connection with the registration of Common Stock, par value $.05 per share, of the Company, with such amendment or amendments thereto, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, in each case as necessary or appropriate, together with any and all exhibits, schedules and other documents relating to such Registration Statement (collectively, the "Registration Statement");

         NOW, THEREFORE, the undersigned does hereby constitute and appoint Mark Andrews and John M. Hogan, and each, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in any and all capacities, to sign the Registration Statement with any and all amendments, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and all instruments necessary or incidental in connection therewith and to file the same, together with any and all exhibits, schedules and other documents relating thereto, with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of September, 1996.



                                        /s/ Harry W. Colmery, Jr.
                                        ---------------------------
                                        Harry W. Colmery, Jr.
                                        Director

                          AMERICAN EXPLORATION COMPANY

                               POWER OF ATTORNEY




         WHEREAS, AMERICAN EXPLORATION COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-1, or on any other appropriate form under the Securities Act, in connection with the registration of Common Stock, par value $.05 per share, of the Company, with such amendment or amendments thereto, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, in each case as necessary or appropriate, together with any and all exhibits, schedules and other documents relating to such Registration Statement (collectively, the "Registration Statement");

         NOW, THEREFORE, the undersigned does hereby constitute and appoint Mark Andrews and John M. Hogan, and each, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in any and all capacities, to sign the Registration Statement with any and all amendments, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and all instruments necessary or incidental in connection therewith and to file the same, together with any and all exhibits, schedules and other documents relating thereto, with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of September, 1996.



                                        /s/ Irvin K. Culpepper, Jr.
                                        -----------------------------
                                        Irvin K. Culpepper, Jr.
                                        Director

                          AMERICAN EXPLORATION COMPANY

                               POWER OF ATTORNEY




         WHEREAS, AMERICAN EXPLORATION COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-1, or on any other appropriate form under the Securities Act, in connection with the registration of Common Stock, par value $.05 per share, of the Company, with such amendment or amendments thereto, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, in each case as necessary or appropriate, together with any and all exhibits, schedules and other documents relating to such Registration Statement (collectively, the "Registration Statement");

         NOW, THEREFORE, the undersigned does hereby constitute and appoint Mark Andrews and John M. Hogan, and each, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in any and all capacities, to sign the Registration Statement with any and all amendments, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and all instruments necessary or incidental in connection therewith and to file the same, together with any and all exhibits, schedules and other documents relating thereto, with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of September, 1996.



                                        /s/ Walter J. P. Curley
                                        ---------------------------
                                        Walter J. P. Curley
                                        Director

                          AMERICAN EXPLORATION COMPANY

                               POWER OF ATTORNEY




         WHEREAS, AMERICAN EXPLORATION COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-1, or on any other appropriate form under the Securities Act, in connection with the registration of Common Stock, par value $.05 per share, of the Company, with such amendment or amendments thereto, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, in each case as necessary or appropriate, together with any and all exhibits, schedules and other documents relating to such Registration Statement (collectively, the "Registration Statement");

         NOW, THEREFORE, the undersigned does hereby constitute and appoint Mark Andrews and John M. Hogan, and each, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in any and all capacities, to sign the Registration Statement with any and all amendments, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and all instruments necessary or incidental in connection therewith and to file the same, together with any and all exhibits, schedules and other documents relating thereto, with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of September, 1996.



                                        /s/ Robert M. Danos
                                        --------------------------
                                        Robert M. Danos
                                        Director

                          AMERICAN EXPLORATION COMPANY

                               POWER OF ATTORNEY




         WHEREAS, AMERICAN EXPLORATION COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-1, or on any other appropriate form under the Securities Act, in connection with the registration of Common Stock, par value $.05 per share, of the Company, with such amendment or amendments thereto, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, in each case as necessary or appropriate, together with any and all exhibits, schedules and other documents relating to such Registration Statement (collectively, the "Registration Statement");

         NOW, THEREFORE, the undersigned does hereby constitute and appoint Mark Andrews and John M. Hogan, and each, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in any and all capacities, to sign the Registration Statement with any and all amendments, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and all instruments necessary or incidental in connection therewith and to file the same, together with any and all exhibits, schedules and other documents relating thereto, with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of September, 1996.



                                        /s/ Phillip Frost, M.D.
                                        ----------------------------
                                        Phillip Frost, M.D.
                                        Director

                          AMERICAN EXPLORATION COMPANY

                               POWER OF ATTORNEY




         WHEREAS, AMERICAN EXPLORATION COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-1, or on any other appropriate form under the Securities Act, in connection with the registration of Common Stock, par value $.05 per share, of the Company, with such amendment or amendments thereto, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, in each case as necessary or appropriate, together with any and all exhibits, schedules and other documents relating to such Registration Statement (collectively, the "Registration Statement");

         NOW, THEREFORE, the undersigned does hereby constitute and appoint Mark Andrews and John M. Hogan, and each, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in any and all capacities, to sign the Registration Statement with any and all amendments, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and all instruments necessary or incidental in connection therewith and to file the same, together with any and all exhibits, schedules and other documents relating thereto, with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th of September, 1996.



                                      /s/ Peter G. Gerry
                                      --------------------------
                                      Peter G. Gerry
                                      Director

                          AMERICAN EXPLORATION COMPANY

                               POWER OF ATTORNEY




         WHEREAS, AMERICAN EXPLORATION COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-1, or on any other appropriate form under the Securities Act, in connection with the registration of Common Stock, par value $.05 per share, of the Company, with such amendment or amendments thereto, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, in each case as necessary or appropriate, together with any and all exhibits, schedules and other documents relating to such Registration Statement (collectively, the "Registration Statement");

         NOW, THEREFORE, the undersigned does hereby constitute and appoint Mark Andrews and John M. Hogan, and each, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in any and all capacities, to sign the Registration Statement with any and all amendments, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and all instruments necessary or incidental in connection therewith and to file the same, together with any and all exhibits, schedules and other documents relating thereto, with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th of September, 1996.



                                       /s/ H. Phipps Hoffstot, III
                                       ------------------------------
                                       H. Phipps Hoffstot, III
                                       Director

                          AMERICAN EXPLORATION COMPANY

                               POWER OF ATTORNEY




         WHEREAS, AMERICAN EXPLORATION COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-1, or on any other appropriate form under the Securities Act, in connection with the registration of Common Stock, par value $.05 per share, of the Company, with such amendment or amendments thereto, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, in each case as necessary or appropriate, together with any and all exhibits, schedules and other documents relating to such Registration Statement (collectively, the "Registration Statement");

         NOW, THEREFORE, the undersigned does hereby constitute and appoint Mark Andrews and John M. Hogan, and each, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in any and all capacities, to sign the Registration Statement with any and all amendments, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and all instruments necessary or incidental in connection therewith and to file the same, together with any and all exhibits, schedules and other documents relating thereto, with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th of September, 1996.




                                        /s/ John H. Moore
                                        -------------------------
                                        John H. Moore
                                        Director

                          AMERICAN EXPLORATION COMPANY

                               POWER OF ATTORNEY




         WHEREAS, AMERICAN EXPLORATION COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-1, or on any other appropriate form under the Securities Act, in connection with the registration of Common Stock, par value $.05 per share, of the Company, with such amendment or amendments thereto, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, in each case as necessary or appropriate, together with any and all exhibits, schedules and other documents relating to such Registration Statement (collectively, the "Registration Statement");

         NOW, THEREFORE, the undersigned does hereby constitute and appoint Mark Andrews and John M. Hogan, and each, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in any and all capacities, to sign the Registration Statement with any and all amendments, whether pre-effective or post-effective, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and all instruments necessary or incidental in connection therewith and to file the same, together with any and all exhibits, schedules and other documents relating thereto, with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of September, 1996.



                                       /s/ Peter P. Nitze
                                       ------------------------
                                       Peter P. Nitze
                                       Director